                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 2003

                            COLLINS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

        0-12619                         43-0985160
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 Commission File Number       (IRS Employer Identification No.)

                  15 Compound Drive, Hutchinson, Kansas 67502
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (620) 663-5551
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

    (c) Exhibits

        99.1   Press Release of Collins Industries, Inc. dated November 25, 2003.

Item 9.  Regulation FD Disclosure.

(Information is being provided under Item 12, Results of Operations and
Financial Condition)

        On November 25, 2003, Collins Industries, Inc. (the "Company")announced its financial results for its fourth fiscal quarter ended October 31, 2003. See the Company's press release dated November 25, 2003, which is furnished as
Exhibit 99.1 and incorporated by reference in this current report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COLLINS INDUSTRIES, INC.
         Date:  November 26, 2003

                        By
                                        /s/ Larry W. Sayre
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                                       Larry W. Sayre, Vice President of
                                       Finance and Chief Financial Officer
                                       (Signing on behalf of the registrant and
                                       as principal accounting officer)

                                 EXHIBIT INDEX

Exhibit                           Description

 99.1        Press release of Collins Industries, Inc., dated November 25, 2003